UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2008

BIOMIMETIC THERAPEUTICS, INC.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

000-51934 (Commission File Number)	62-1786244 (IRS Employer Identification No.)

389-A Nichol Mill Lane, Franklin, Tennessee (Address of principal executive offices)	37067 (Zip Code)

Registrant’s telephone number, including area code: (615) 844-1280

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On March 27, 2008, in response to investor inquiries, BioMimetic Therapeutics, Inc. issued a press release regarding a communication from the U.S. Food and Drug Administration (“FDA”) released on the FDA’s website on March 27, 2008 concerning the agency’s ongoing safety review of Regranex® (becaplermin) (Johnson & Johnson). The press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

99.1	Press Release dated March 27, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BIOMIMETIC THERAPEUTICS, INC.
By:	/s/ Earl Douglas
Name:	Earl Douglas
Title:	General Counsel

Dated: March 27, 2008